Exhibit 10(a)

                       FIRST AMENDMENT TO CREDIT AGREEMENT

     This FIRST AMENDMENT TO CREDIT AGREEMENT ("Agreement") is made effective as of the 28th day of February, 2003, by and between BANK OF AMERICA, N.A., as Administrative Agent ("Agent") and CEC ENTERTAINMENT CONCEPTS, L.P., a Texas limited partnership (formerly known as SHOWBIZ MERCHANDISING, L.P.) ("Borrower"), CEC ENTERTAINMENT, INC., CEC ENTERTAINMENT HOLDINGS, LLC, SPT DISTRIBUTION COMPANY, INC., and TJH RESTAURANT GROUP, INC. ("Guarantors") and the following lenders, Bank of America, N.A., Bank One, N.A., as a Lender and Syndication Agent, US Bank National Association, as a Lender and as
Co-Documentation Agent, Fleet National Bank, as Lender and Co-Documentation Agent, The Frost National Bank, Bank Hapoalim (collectively, "Lenders")

                                   WITNESSETH:

     WHEREAS, Borrower on December 3, 2002 entered into that certain Credit Agreement ("Credit Agreement") with Agent and Lenders governing a $100,000,000 revolving credit loan from Lenders to Borrower (the "Loan");

     WHEREAS, to evidence the Loan, Borrower executed certain Promissory Notes (collectively the "Note") in the aggregate stated amount of $100,000,000 dated of even date with the Credit Agreement and secured guarantees to support the Loan from the Guarantors. All documents representing, evidencing or securing the Loan are collectively referred to as the "Loan Documents"; and

     WHEREAS, the parties hereto desire to modify one of the financial covenants to the Credit Agreement and to amend all Loan Documents to account for the name change by Borrower;

     NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

1.      Modification to Credit Agreement.

     The Credit Agreement is hereby amended to modify Section 7.06(d) in its entirety to read as follows:

     (d) CEC Entertainment may declare or pay cash dividends to its stockholders and purchase, redeem or otherwise acquire shares of its capital stock (including its preferred stock) or warrants, rights or options to acquire any such shares for cash solely out of 50% of net income of CEC Entertainment and its

Subsidiaries arising in the preceding 12-month period and computed on a cumulative consolidated basis with other such transactions by CEC Entertainment during that period; provided, however, for purposes of this calculation any purchase, redemption or acquisition shall be utilized in the calculation only if it occurs on or after December 3, 2002; and provided further that immediately after giving effect to all such proposed action, no Default would exist; and ".

2. Modification of Loan Documents. Each of the Loan Documents is hereby modified to acknowledge the name change by Borrower. Therefore, each reference in each of the Loan Documents to "ShowBiz Merchandising, L.P." is hereby modified to read, "CEC Entertainment Concepts, L.P. (formerly known as ShowBiz Merchandising, L.P.)".

3. Conditions Precedent to the Effectiveness of this Agreement. This effectiveness of this Agreement is conditioned upon the achievement by Borrower of the following conditions precedent:

        (a) evidence that all corporate and partnership proceedings for the Borrower and Guarantors taken in connection with the transaction contemplated by this Agreement shall be reasonably satisfactory in form and substance to the Agent and its counsel; and the Lenders shall have received copies of all documents or other evidence which the Lenders or their counsel may reasonably request in connection therewith;

        (b) no Material Adverse Effect shall exist or shall have occurred since December 3, 2002.

4. Acknowledgment by Borrower and Guarantors. Except as otherwise specified herein, the terms and provisions of the Loan Documents are ratified and confirmed and shall remain in full force and effect, enforceable in accordance with their terms. Borrower and Guarantors hereby acknowledge, agree and represent that (i) Borrower and Guarantors are indebted to Lenders pursuant to the terms of the Notes and Loan Documents as modified hereby; (ii) contemporaneously with the effectiveness of this Agreement, the representations and warranties contained in the Loan Documents are true and correct representations and warranties of Borrower and each Guarantor, as applicable and
(iii) Borrower and each Guarantor have no set-offs, counterclaims, defenses or other causes of action against Agent or Lenders arising out of the Loan, this Agreement, the Loan Documents or otherwise and to the extent any such set-offs, counterclaims, defenses or other causes of action may exist, whether known or unknown, such items are hereby waived by Borrower and each Guarantor.

5. Costs and Expenses. Contemporaneously with the execution and delivery hereof, Borrower shall pay, or cause to be paid, all costs and expenses incident to the preparation hereof and the consummation of the transaction contemplated hereby, including, but not limited to, reasonable fees and expenses of legal counsel to Agent (which fees and expenses, as to legal counsel of Agent, shall be paid directly to legal counsel of Agent immediately upon presentation of a bill for legal services rendered).

6. Governing Law. THE TERMS AND PROVISION HEREOF SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF TILE STATE OF TEXAS, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN.

7. Time. Time is of the essence in the performance of the covenants contained herein and in the Loan Documents.

8. Binding Agreement. This Agreement shall be binding upon the heirs, executors, administrators, personal representatives, successors and assigns of the parties hereto; provided, however, the foregoing shall not be deemed or construed to (i) permit, sanction, authorize or condone the assignment of all or any part of any interest in and to Borrower or any Guarantor except as expressly authorized in the Loan Documents, or (ii) confer any right, title, benefit, cause of action or remedy upon any person or entity not a party hereto, which such party would not or did not otherwise possess.

9. Headines. The section headings hereof are inserted for convenience of reference only and shall in no way alter, amend, define or be used in the construction or interpretation of the text of such section.

10. Construction. Whenever the context hereof so required, reference to the singular shall include the plural and likewise, the plural shall include the singular; words denoting gender shall be construed to mean the masculine, feminine or neuter, as appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative of the general recitation. Terms not defined herein shall have the meaning given to such terms in the Credit Agreement.

11. Counterparts. To facilitate execution, this Agreement may be executed in as any counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party or that the signature of all persons required to bind any party appear on each counterpart. All counterparts shall collectively constitute a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages. Signatures hereto transmitted by facsimile or other electronic medium shall be effective as originals.

THIS AGREEMENT AND THE LOAN DOCUMENTS COLLECTIVELY REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     EXECUTED as of the date first above written.

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Credit Agreement effective as of the date first set forth above.

THE BORROWER:                        CEC Entertainment Concepts, L.P.,
                                     a Texas limited partnership

                                     By:   CEC Entertainment, Inc.,
                                           a Kansas corporation,
                                           its general partner

                                     By:   /s/ Rodney Carter
                                           --------------------------
                                           Rodney Carter
                                           Executive Vice President &
                                           Chief Financial Officer

THE ADMINISTRATIVE AGENT:            BANK OF AMERICA, N.A.,
                                     a national banking association,
                                     as the Administrative Agent



                                     By:   /s/ Suzanne M. Paul
                                           --------------------------
                                           Suzanne M. Paul
                                           Vice President

THE LENDERS:                         BANK OF AMERICA, N.A.,
                                     a national banking association



                                     By:   /s/ Steven A. Mackenzie
                                           --------------------------
                                           Steven A. Mackenzie
                                           Vice President

                                     BANK ONE, N.A.


                                     By:   /s/ Bradley C. Peters
                                           --------------------------
                                           Bradley C. Peters,
                                           Vice President

                                     US BANK NATIONAL ASSOCIATION


                                     By:   /s/ Gregory L. Dryden
                                           --------------------------
                                           Gregory L. Dryden,
                                           Vice President

                                     FLEET NATIONAL BANK


                                     By:   /s/ J. Nicholas Cole
                                           --------------------------
                                           J. Nicholas Cole,
                                           Managing Director

                                     THE FROST NATIONAL BANK


                                     By:   /s/ Chris W. Holder
                                           --------------------------
                                           Chris W. Holder,
                                           Senior Vice President

                                     BANK HAPOALIM


                                     By:   /s/ Michael J. Byrne
                                           --------------------------
                                           Michael J. Byrne,
                                           VP - Senior Lending Officer


                                     By:   /s/ Boaz Dan
                                           --------------------------
                                           Boaz Dan,
                                           First Vice President & Branch Manager



The terms, conditions, and obligations of each of the undersigned under this Agreement and each of the Loan Documents are hereby acknowledged and agreed to:

GUARANTORS:                          SPT DISTRIBUTION COMPANY, INC.,
                                     a Texas corporation


                                     By:   /s/ Marshall Fisco
                                           --------------------------
                                           Marshall Fisco
                                           Vice President

                                     CEC ENTERTAINMENT, INC.,
                                     a Kansas corporation


                                     By:   /s/ Rodney Carter
                                           --------------------------
                                           Rodney Carter
                                           Executive Vice President &
                                           Chief Financial Officer

                                     CEC ENTERTAINMENT HOLDINGS, LLC,
                                     a Nevada limited liability company


                                     By:   /s/ Monte Miller
                                           --------------------------
                                           Monte Miller,
                                           President

                                     TJH RESTAURANT GROUP, INC.,
                                     a Texas corporation


                                     By:   /s/ Marshall Fisco
                                           --------------------------
                                           Marshall Fisco,
                                           Vice President